EXHIBIT 21

Subsidiaries of the Registrant

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

ENTITY

CNL Beaver Creek Marina TRS Corp.

CNL Beneficiary Blue Corp.

CNL Beneficiary Blue TRS Corp.

CNL Beneficiary Blue, LLC

CNL Beneficiary Whistler Corp.

CNL Beneficiary Whistler TRS Corp.

CNL Beneficiary Whistler, LLC

CNL Burnside Marina TRS Corp.

CNL BW TRS Corp.

CNL Canada Nominee, Inc.

CNL CG TRS Corp.

CNL Cypress Beneficiary Corp.

CNL Cypress Manager Corp.

CNL Cypress SPE Trust

CNL Cypress Upper Holding Trust

CNL Dallas Market Center GP, LLC

CNL Dallas Market Center, L.P.

CNL DMC GP, LLC

CNL DMC, LP

CNL Gatlinburg GP Corp.

CNL Gatlinburg Partnership, LP

CNL Harborage Marina TRS Corp.

CNL Harbors View Marina TRS Corp.

CNL Income Amusement Holding, LLC

CNL Income Amusement I, LLC

CNL Income Amusement II, LLC

CNL Income Amusement III TRS Corp.

CNL Income Amusement III, LLC

CNL Income Bear Creek, LLC

CNL Income Beaver Creek Marina, LLC

CNL Income Brady Mountain Marina, LLC

CNL Income Brady Mountain Marina TRS Corp.

CNL Income Bretton Woods, LLC

CNL Income Brighton TRS Corp.

CNL Income Brighton, LLC

CNL Income Burnside Marina, LLC

CNL Income Canada Lessee Corp. (formed in British Columbia)

CNL Income Canyon Springs, LLC

CNL Income Cinco Ranch, LLC

CNL Income Clear Creek, LLC

CNL Income Colony GP, LLC

CNL Income Colony Holding, LLC

CNL Income Colony, LP

CNL Income Copper GP, LLC

CNL Income Copper, LP

CNL Income Cowboys TRS Corp.

CNL Income Crystal Point Marina, LLC

CNL Income Crystal Point Marina TRS Corp.

CNL Income Darien Lake TRS Corp.

CNL Income Darien Lake, LLC

CNL Income Eagle Cove Marina, LLC

CNL Income Eagle Cove Marina TRS Corp.

CNL Income Elitch Gardens TRS Corp.

CNL Income Elitch Gardens, LLC

CNL Income Enchanted Village TRS Corp.

CNL Income Enchanted Village, LLC

CNL Income FEC Bakersfield, LLC

CNL Income FEC Charlotte, LLC

CNL Income FEC Knoxville, LLC

CNL Income FEC Lubbock, LLC

CNL Income FEC North Houston, LLC

CNL Income FEC Raleigh, LLC

CNL Income FEC Richland Hills, LLC

CNL Income FEC Scottsdale, LLC

CNL Income FEC South Houston, LLC

CNL Income FEC Tampa, LLC

CNL Income FEC Tempe, LLC

CNL Income FEC Tucson, LLC

CNL Income Fossil Creek, LLC

CNL Income Fox Meadow, LLC

CNL Income Frontier City TRS Corp.

CNL Income Frontier City, LLC

CNL Income Garland GP, LLC

CNL Income Garland Holding, LLC

CNL Income Garland, LP

CNL Income Golf Group, Inc.

CNL Income Golf I, LLC

CNL Income Golf II, LLC

CNL Income Golf III, LLC

CNL Income Golf IV, LLC

CNL Income Golf SPE, LLC

CNL Income Golf V, LLC

CNL Income GP Corp.

CNL Income Great Lakes Marina, LLC

CNL Income GW Corp.

CNL Income GW GP, LLC

CNL Income GW Partnership, LLLP

CNL Income GW Sandusky GP, LLC

CNL Income GW Sandusky Tenant, LP

CNL Income GW Sandusky, LP

CNL Income GW Tenant GP, LLC

CNL Income GW WI-DEL GP, LLC

CNL Income GW WI-DEL Tenant, LP

CNL Income GW WI-DEL, LP

CNL Income Harborage Marina, LLC

CNL Income Harbors View Marina, LLC

CNL Income Holding, Inc.

CNL Income Holly Creek Marina, LLC

CNL Income Holly Creek Marina TRS Corp.

CNL Income Lake Park, LLC

CNL Income Lakefront Marina, LLC

CNL Income Lakeridge, LLC

CNL Income LLVR GP, LLC

CNL Income LLVR, LP

CNL Income Loon Mountain TRS Corp.

CNL Income Loon Mountain, LLC

CNL Income LP Corp.

CNL Income Magic Spring TRS Corp.

CNL Income Magic Spring, LLC

CNL Income Mammoth GP, LLC

CNL Income Mammoth, LP

CNL Income Manasquan Marina, LLC

CNL Income Mansfield, LLC

CNL Income Marina Holding, LLC

CNL Income Marina I, LLC

CNL Income Marina II, LLC

CNL Income Marina TRS Corp.

CNL Income Mesa Del Sol, LLC

CNL Income Mountain High, LLC

CNL Income Mountain High TRS Corp.

CNL Income Northstar, LLC

CNL Income Northstar Commercial, LLC

CNL Income Northstar TRS Corp.

CNL Income Northstar TRS Parent, Inc.

CNL Income Painted Hills, LLC

CNL Income Palmetto, LLC

CNL Income Partners, LP

CNL Income Pier 121 Marina, LLC

CNL Income Plantation, LLC

CNL Income Properties, Inc.

CNL Income Royal Meadows, LLC

CNL Income Sandestin GP, LLC

CNL Income Sandestin, LP

CNL Income Sandusky Marina, LLC

CNL Income Sierra TRS Corp.

CNL Income Sierra, LLC

CNL Income Signature of Solon, LLC

CNL Income Ski Holding, LLC

CNL Income Ski I, LLC

CNL Income Ski II, LLC

CNL Income Ski III, LLC

CNL Income Ski IV, LLC

CNL Income Ski V, LLC

CNL Income Ski TRS Corp.

CNL Income Snoqualmie TRS Corp.

CNL Income Snoqualmie, LLC

CNL Income Snowshoe GP, LLC

CNL Income Snowshoe, LP

CNL Income South Mountain, LLC

CNL Income Splashtown TRS Corp.

CNL Income Splashtown, LLC

CNL Income Squaw Valley GP, LLC

CNL Income Squaw Valley, LP

CNL Income SR II, LLC

CNL Income Stratton GP, LLC

CNL Income Stratton, LP

CNL Income Sugarloaf, LLC

CNL Income Sugarloaf TRS Corp.

CNL Income Sunday River, LLC

CNL Income Sunday River TRS Corp.

CNL Income Talega, LLC

CNL Income Turtle Bay Marina, LLC

CNL Income Valencia, LLC

CNL Income Waterworld TRS Corp.

CNL Income Waterworld, LLC

CNL Income Weston Hills, LLC

CNL Income Weymouth, LLC

CNL Income White Water Bay TRS Corp.

CNL Income White Water Bay, LLC

CNL Lakefront Marina TRS Corp.

CNL Manasquan Marina TRS Corp.

CNL Personal Property TRS ULC (formed in Nova Scotia)

CNL Pier 121 Marina TRS Corp.

CNL Retail Beneficiary, LP

CNL Retail Blue Option Trust

CNL Retail Manager Corp.

CNL Retail Manager Holding Corp.

CNL Retail SPE Option Trust

CNL Retail SPE Trust

CNL Retail Upper Holding Trust

CNL Sandusky Marina TRS Corp.

CNL Village Retail GP, LLC

CNL Village Retail Partnership, LP

Cypress Jersey Trust (formed in Isle of Jersey)

Grapevine Golf Club, L.P.

Grapevine Gold, L.L.C.

IFDC H20, LLC (formed in Texas)

IFDC Property Company, Ltd. (formed in Texas)

IFDC-GP, LLC (formed in Texas)

US Canadian Property Alpha Blue Mountain Nominee Corp. (formed in British Columbia)

US Canadian Property Alpha Whistler Nominee Corp. (formed in British Columbia)

US Canadian Property Trust Alpha (formed in Isle of Jersey)

WTC-Trade Mart GP, L.L.C.

WTC-Trade Mart, L.P.